MET INVESTORS SERIES TRUST

SUPPLEMENT DATED SEPTEMBER 26, 2014

TO THE

PROSPECTUS DATED APRIL 28, 2014, AS AMENDED

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Effective September 30, 2014, the following changes are made to the prospectus of Third Avenue Small Cap Value Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Robert L. Rewey, III, CFA, Team Leader, Portfolio Manager, has managed the Portfolio since 2014. Tim Bui, Portfolio Manager, has managed the Portfolio since 2013.

In the subsection entitled “The Subadviser,” the section entitled “Additional Information About Management” is amended and restated as follows:

The Portfolio is currently managed by Third Avenue’s Small-Cap Value team. The team is made up of established investment professionals. Current members of the team include Robert L. Rewey, III, CFA, Team Leader, Portfolio Manager; and Tim Bui, Portfolio Manager.

Mr. Rewey is the team leader of the Portfolio and certain Third Avenue proprietary funds. He joined Third Avenue in 2014. Mr. Rewey was a Senior Vice President and Senior Portfolio Manager at Cramer Rosenthal McGlynn, LLC from 2003 to 2014.

Mr. Bui is co-manager of the Portfolio and a Third Avenue proprietary fund. He joined Third Avenue in 2012. Mr. Bui was the Founder and Owner of Passiko Investments from 2008 to 2012. He was a Portfolio Manager at Stark Investments from 2006 to 2008.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE